Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets
Goodwill and Intangible Assets

4. Goodwill and Intangible Assets

The following table set forth changes in the carrying amount of goodwill and accumulated impairment losses:

	Advertising	MVAS	Total
	(In thousands)
Balances at December 31, 2010	$15,159	$68,891	$84,050
Impairment	—	(68,891)	(68,891)
Balances at December 31, 2011	$15,159	$—	$15,159

Goodwill was derived from acquisitions made between 2003 and 2008. The Company acquired Memestar Limited, a British Virgin Islands limited liability corporation (“Memestar”), in 2003 and Crillion Corporation, a British Virgin Islands limited liability corporation (“Crillion”), in 2004 to enhance its MVAS offerings as well as increase its market share in the PRC MVAS market. The Company acquired Davidhill Capital Inc. (“Davidhill”), a British Virgin Islands limited liability corporation, and its UC instant messaging product in 2004. In 2008, the Company took controlling interest in a privately held web-application development firm.

The Company performs an impairment assessment of its goodwill on an annual basis as of the balance sheet date or when facts and circumstances warrant a review. In the third quarter of 2011, based on a significant decline in gross margin of the MVAS business and near-term outlook, the Company performed an assessment of MVAS goodwill with the assistance of an independent valuation firm and recognized an impairment charge of $68.9 million. The impairment assessment on MVAS goodwill weighed the results of the income approach and market approach and considered a combination of factors, including industry outlook, market conditions, expected future cash flows, growth rates, and discount rates, which required the Company to make certain assumptions and estimates regarding industry economic factors and future profitability of the business. The Company performed an impairment assessment on its advertising goodwill as of December 31, 2011 and concluded no write down was warranted. Accumulated impairment loss on MVAS and total goodwill as of December 31, 2011 was $68.9 million.

The following table summarized the Company’s intangible assets:

	December 31, 2011			December 31, 2010
	Cost	Accumulated Amortization	Net	Cost	Accumulated Amortization	Net
	(In thousands)			(In thousands)
Technology*	$11,012	$(10,923)	$89	$11,012	$(10,567)	$445
Software*	1,844	(1,844)	—	1,844	(1,536)	308
Other	775	(49)	726	775	(4)	771
Total	$13,631	$(12,816)	$815	$13,631	$(12,107)	$1,524

*       Intangible assets are amortized over the estimated useful lives in the range of two to ten years.

Amortization expense related to intangible assets was $0.7 million, $3.3 million and $4.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011, estimated amortization expenses for future periods are expected to be as follows:

Year Ended December 31,	(In thousands)
2012	$134
2013	45
2014	45
2015	45
Thereafter	224
Total expected amortization expense	$493